MANAGERS
--------
Prospectus



		[LOGO OMITTED]




The Managers Funds:

Special Equity Fund
Dated May 1, 2003 (as supplemented August 5, 2003)





The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

access to excellence




Table of Contents

1 RISK/RETURN SUMMARY
  Key Information					1
  Performance Summary					4
  Fees and Expenses					6

2 SUMMARY OF THE FUND
  The Managers Funds					8
  Special Equity Fund 					9

3 ADDITIONAL PRACTICES/RISKS
  Other Securities and Investment
  Practices					       13
  A Few Words About Risk			       15

4 ABOUT YOUR INVESTMENT
  Financial Highlights				       16
  Your Account 					       18
  How To Purchase Shares			       20
  How To Sell Shares 				       21
  Investor Services 				       22
  Other Operating Policies			       23
  Account Statements 				       24
  Dividends and Distributions			       24
  Tax Information				       24
  Description of Index				       26



Founded in 1983, The Managers Funds offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals.

		Risk/Return Summary

KEY INFORMATION
---------------
This Prospectus contains important information for anyone interested in investing in the Managers Special Equity Fund, a series of The Managers Funds and part of The Managers Funds Family of Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk
-------------------------------------------------------------
Factors of the Fund
-------------------
The following is a summary of the goals, principal strategies and principal risk factors of the Fund.



Fund                    Goal        Principal Strategies  Principal Risk Factors
-------------------  -------------- --------------------- ----------------------
SPECIAL EQUITY       Long-term      Invests principally   Intelligence Risk
 FUND                capital        in common and         Liquidity Risk
                     appreciation   preferred stocks of   Market Risk
                     from equity    small and medium      Mid-Capitalization
                     securities of  companies               Stock Risk
                     small- and         		  Price Risk
		     medium-	    Invests at least 80%  Small-Capitalization
		     capitalization of its assets in	    Stock Risk
		     companies	    equity securities,
				    generally common
				    and preferred stocks

                             	    Seeks investments
                      		    with the potential
                     	            for capital
                                    appreciation as a
                                    result of earnings
                                    growth or
                                    improvements in
                                    equity valuation
--------------------- ------------- --------------------- ----------------------


Principal Risk Factors
----------------------
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Fund.

Intelligence  	Intelligence risk is a term created by The
Risk		Managers Funds LLC to describe the risks taken by
		mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.


Liquidity Risk	This is the risk that the Fund cannot sell a
		security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell.

		On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.


Market Risk	Market risk is also called systematic risk. It
		typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations.
		Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund's portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund's investments, in percentage terms, may be more or less than the decrease in the value of the market.


Mid-	 	Mid-capitalization companies often have
Capitalization	greater price volatility, lower trading volume
Stock Risk	and less liquidity than larger, more established
		companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.


Price Risk	As investors perceive and forecast good business
		prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.


Small-		Small-capitalization companies often have
Capitalization	greater price volatility, lower trading
Stock Risk	volume and less liquidity than larger, more
		established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.


					Risk/Return Summary  3

PERFORMANCE SUMMARY
-------------------

The following bar chart and table illustrate the risks of investing in each Fund by showing the Fund's year-by-year total returns and how the performance of the Fund has varied over the past ten years. The bar chart and table assume that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

		Annual Total Returns - Last Ten Calendar Years
			Managers Special Equity Fund


	Year			Annual Return
	----			-------------
	1993			 17.4%
	1994			 -2.0%
	1995			 33.9%
	1996			 24.8%
	1997			 24.4%
	1998			  0.2%
	1999			 54.1%
	2000			 -2.6%
	2001			 -8.1%
	2002			-22.0%



	Best Quarter:    35.9% (4th Quarter 1999)
	Worst Quarter:  -23.7% (3rd Quarter 2001)

-------------------------------------------------------------------------
Total Return is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.
-------------------------------------------------------------------------

The following table illustrates the risks of investing in the Fund by showing how the Fund's performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of the index is included in Appendix A. As always, the past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.



		Average Annual Total Returns (1)
			(as of 12/31/02)


						   Since
			1 Year	5 Years	10 Years   Inception
			------	-------	--------   ---------
Special Equity 					   (6/1/84)
 Fund
  Return Before Taxes	-21.98%   1.53%	 9.95%	    12.63%
  Return After Taxes on
   Distributions	-21.98%	  0.55%	 8.28%	     N/A
  Return After Taxes on
   Distributions and
   Sale of Fund Shares	-13.50%	  1.12%	 7.77%	     N/A
 Russell 2000 Index
  (before taxes)	-20.48%	 -1.36%  7.15%	     9.40%




(1) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

					Risk/Return Summary  5

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.



Shareholder Fees (fees paid directly from your investment)
----------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)			None
Maximum Deferred Sales Charge (Load)			None
Maximum Sales Charge (Load) Imposed on Reinvested
	Dividends and Other Distributions		None
Redemption Fee						None
Exchange Fee						None
Maximum Account Fee					None






			Annual Fund Operating Expenses
			------------------------------
		(expenses that are deducted from Fund assets)

Management Fees					0.90%
Distribution (12b-1) Fees			0.00%
Other Expenses (a)				0.42%
						-----
Total Annual Fund Operating Expenses		1.32%
						=====




(a) The Fund has entered into an arrangement with unaffiliated broker-dealers to pay a portion of the Fund's expenses. In addition, the Fund receives credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual "Total Annual
Fund Operating Expenses" for the fiscal year ended December 31, 2002 is an amount less than the amount shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2002 for the Fund was 1.31%.

--------------------------------------------------------------------
WHAT IS THE MANAGEMENT FEE?
The Management Fee is the fee paid to The Managers Funds LLC, a portion of which is paid to the asset managers who manage the Fund's portfolio.
--------------------------------------------------------------------

Example
-------
This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


				1 Year	3 Years	5 Years	10 Years
                        	------  ------- ------- --------
Special Equity Fund 		$134	$419	$725	$1,592



The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.


					Risk/Return Summary  7

SUMMARY OF THE FUNDS
--------------------

			THE MANAGERS FUNDS
  			------------------
The Managers Funds Family of Funds is a mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Fund and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage the Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund. The Securities and Exchange Commission has given The Managers Funds an exemptive order permitting them to change asset managers without prior shareholder approval, but subject to notification within 60 days of any such changes.

Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Funds' distributor. MDI receives no compensation from the Funds for its services as distributor.


_____________________________________________________________________
More information on each Fund's investment strategies and holdings can be found in the current Semi-Annual and Annual Reports, in the Statement of Additional Information, or on our website at www.managersfunds.com.
WHAT AM I INVESTING IN?  You are buying shares of a pooled
investment known as a mutual fund.  It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.
_____________________________________________________________________

SPECIAL EQUITY FUND
-------------------

FUND FACTS
_____________________________________________________________________

Objective:		Long-term capital appreciation

Investment Focus:	Equity securities of small- and medium-sized U.S.
companies

Benchmark:		Russell 2000 Index

Ticker:			MGSEX


Objective
---------
The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the Russell 2000 Index. As of December 31, 2002, the Russell 2000 Index included companies with capitalizations from $5.5 million to $2.4 billion. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, generally common and preferred stocks; this policy may not be changed without providing shareholders 60 days' notice. The Fund may retain securities that it already has purchased even if the company outgrows the Fund's capitalization limits.

The Fund's assets currently are allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose improving businesses are



					Summary of The Fund
							9
for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset managers believe that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.


Should I Invest in this Fund?
-----------------------------
	This Fund may be suitable if you:

		*Are seeking an opportunity for additional returns
		 through small- and medium-capitalization equities in your investment portfolio

		*Are willing to accept a higher degree of risk for the
		 opportunity of higher potential returns

		*Have an investment time horizon of five years or more

	This Fund may not be suitable if you:

		*Are seeking stability of principal

		*Are investing with a shorter time horizon in mind

		*Are uncomfortable with stock market risk

		*Are seeking current income

		PORTFOLIO MANAGEMENT OF THE FUND
		--------------------------------
Donald Smith & Co., Inc. ("Donald Smith"), Kern Capital Management LLC ("Kern"), Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), Skyline Asset Management, L.P. ("Skyline") and Westport Asset Management, Inc. ("Westport") each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at East 80, Route 4, Paramus, New Jersey.
As of December 31, 2002, Donald Smith had approximately $994 million in assets under management. Donald G. Smith is the portfolio manager of the portion of the assets managed by Donald Smith. He has been the President of and a portfolio manager for Donald Smith since 1983.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2002, Kern had assets under management of approximately $1.2 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of, and a portfolio manager for, Kern, positions he has held since the firm's formation. Prior to that time, he was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Pilgrim Baxter has managed a portion of the Fund since October 1994. Pilgrim Baxter, located at 825 Duportail Road, Wayne, Pennsylvania, was formed in 1982. As of December 31, 2002, Pilgrim Baxter had assets under management of approximately $8.6 billion. Gary L. Pilgrim and a team of portfolio managers manage the portion of the Fund managed by Pilgrim Baxter. Mr. Pilgrim is Director, President and Chief Investment Officer of Pilgrim Baxter and has been with the firm since its formation.


					Summary of The Fund
							11

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of December 31, 2002, Skyline had assets under management of approximately $1.2 billion. William M. Dutton and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline. Mr. Dutton is a portfolio manger for and is the Managing Partner of Skyline, positions he has held since the firm's formation.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2002, Westport had assets under management of approximately $3.2 billion. Andrew J. Knuth and Edmund Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of, and a portfolio manager for, Westport and has acted in those capacities for the firm since its formation. Mr. Nicklin is a Managing Director of, and a portfolio manager for, Westport and has acted in those capacities for the firm since 1997. Prior to joining the firm, he was a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Donald Smith, Kern, Pilgrim Baxter, Skyline and Westport.

			ADDITIONAL PRACTICES/RISKS
			--------------------------


		OTHER SECURITIES AND INVESTMENT PRACTICES
		-----------------------------------------

The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities- The Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements- The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities- The Fund may purchase foreign securities. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Initial Public Offerings - The Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives- The Fund may invest in derivatives. Derivatives, which include options, futures and forward currency contracts, are financial instruments whose value derives from another security, an index or financial indicator. The Fund may use derivatives to reduce or increase its exposure to market price movements either to protect against losses (hedging) or to increase returns.

While hedging can guard against potential risks, it can increase the Fund's expenses and can eliminate some opportunities for gains. Derivative positions may not perform as anticipated and can result in losses, which certain types of derivative positions may amplify. In addition, the Fund may suffer losses because it is unable to close out a derivative position when desired. The Fund is not obligated to hedge or otherwise use derivatives in any given circumstance and should not be expected to do so.

A Few Words About Risk
----------------------
In the normal course of everyday life, each of us takes risk.
What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

	* Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;

	* Everybody's perception of reward is different; and

	* High risk does not in itself imply high reward.



					Additional Practices/Risks  15

--------------------------------------------------------------------
The RISK PREMIUM for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.
--------------------------------------------------------------------


While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.



About Your Investment
---------------------

FINANCIAL HIGHLIGHTS
--------------------

The following Financial Highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund's Annual Report, which is available upon request.

MANAGERS SPECIAL EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year
-------------------------------------------------------------



			        For the year ended December 31,
                        -------------------------------------------------
			 2002 	   2001     2000        1999       1998
                        ------    ------    ------     ------    --------
Net Asset Value,	$70.59    $76.82    $91.42     $61.23    $61.18
Beginning of Year

Income from Investment
Operations:
  Net investment loss    (0.34)   (0.18)    (0.12)     (0.29)     (0.14)
  Net realized and
  unrealized gain (loss)
   on investments       (15.17)   (6.05)    (2.71)     33.30       0.26
Total from investment   ------   ------     ------     -----      -----
    operations          (15.51)   (6.23)    (2.83)     33.01       0.12

Less Distributions to
    Shareholders from:
  Net realized gain on
    investments             -        -     (11.77)     (2.82)     (0.07)
  Net Asset Value,
   End of Year          $55.08   $70.59    $76.82     $91.42     $61.23
                        ======   ======    =======    =======    =========
Total Return (1)       (21.98)% (8.07)%    (2.56)%     54.11%      0.20%

Ratio of net expenses to
   average net assets(1) 1.31%   1.29%      1.26%       1.31%      1.34%
Ratio of total expenses to
  average net assets (1) 1.32%   1.30%      1.26%       1.31%      1.34%
Ratio of net investment
  loss to average
   net assets           (0.56)% (0.27)%    (0.16)%     (0.47)%    (0.26)%
Portfolio turnover        67%     62%        69%         89%        64%
Net assets at end of year
(millions     )         $2,021  $2,295     $2,132      $1,543      $960
==========================================================================



(1) Total returns and net investment income would have been lower had certain expenses not been offset.


						About Your Investment  17

YOUR ACCOUNT
------------

As an investor, you pay no sales charges to invest in the Fund and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of the Fund. The price at which you purchase and redeem your shares is equal to the net asset value (NAV) per share next determined after your purchase or redemption is received on each day the New York Stock Exchange (the "NYSE") is open for trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are principally traded. Therefore, the Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

The Fund's Share Classes
------------------------
In addition to the class of shares offered by this prospectus, the Fund also has I Shares which are designed for institutional investors. I shares are not available through this prospectus. Although they represent investment in the same portfolio of securities, each of the Fund's classes of shares has different expenses and will likely have different share prices over time.

The Fund's I shares are designed to have lower operating expenses than the class of Fund shares offered by this prospectus, but I Shares do have higher investment minimum of $250,000. Call (800) 835-3879 for more information about the Fund's I Shares. You should be aware that any financial intermediary through which you buy shares may receive different compensation depending upon the class of shares it sells and may not offer all classes of shares.


Minimum Investments in the Fund
-------------------------------
Cash investments in the Fund must be in U.S. dollars. Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or the Custodian Bank will be accepted.

The following table provides the minimum initial and additional investments in the Fund:




			Initial	   Additional
		      Investment   Investment
		      ----------   ----------
Regular Accounts	$2,000	      $100
Traditional IRA		 1,000	      $100
ROTH IRA		 1,000	      $100
Education Savings	 1,000	      $100
Account
SEP IRA			 1,000	      $100
SIMPLE IRA		 1,000	      $100



The Fund or the Distributor may, in its discretion, waive the minimum initial and additional investment amounts at any time.


If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

------------------------------------------------------------------------
A Traditional IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses (Also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.
-------------------------------------------------------------------------


					About Your Investment  19

HOW TO PURCHASE SHARES
----------------------

By Mail
__________________________________________________________________________
	* To open your account, complete and sign the account application and make your check payable to The Managers
	  Funds. Mail the check and account application to:
		The Managers Funds
		c/o BFDS, Inc.
		P.O. Box 8517
		Boston, MA 02266-8517

	* To purchase additional shares, write a letter of instruction
	  (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Fund name on your check.

By Telephone
__________________________________________________________________________
	* After establishing this option on your account, call the Fund at (800) 252-0682. The minimum additional investment is $100.

By Wire
__________________________________________________________________________
	* Call the Fund at (800) 252-0682. Instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA
	  02101; ABA #011000028; BFN-The Managers Funds A/C 9905-001-5,
	  FBO shareholder name, account number and Fund name.
	  Please be aware that your bank may charge you a fee for this service.

By Internet
__________________________________________________________________________
	* If your account has already been established, see our website at http://www.managersfunds.com. The minimum additional investment is $100.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES
------------------

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund's Transfer Agent receives your order in proper form. The Fund's NAV is calculated at the close of business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share next determined at the close of trading on the next NYSE trading day.


By Mail
__________________________________________________________________________
	* Write a letter of instruction containing:
		- the name of the Fund
		- dollar amount or number of shares to be redeemed
		- your name
		- your account number(s)
		- signatures of all account owners
	  and mail the written instructions to The Managers Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8517, Boston,
	  MA 02266-8517.

By Telephone
__________________________________________________________________________
	* After establishing this option on your account, call the Fund at (800) 252-0682.
	* Telephone redemptions are available only for redemptions which are below $25,000.

By Internet
__________________________________________________________________________
	* See our website at http://www.managersfunds.com.


Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $25,000 and over require a signature guarantee.
A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.




					About Your Investment  21

		INVESTOR SERVICES
		-----------------

Automatic Reinvestment Plan
---------------------------
Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in Fund Family. You can elect to receive cash.

Automatic Investments
---------------------
Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

Automatic Redemptions
---------------------
Allows you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemptions will be completed on the next business day.

Individual Retirement Accounts
------------------------------
Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege
------------------
Allows you to exchange your shares of the Fund for shares of other funds in any of our fund families. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number.
Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. Each Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

OTHER OPERATING POLICIES
------------------------
The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you received them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Fund reserves the right to:

	* redeem an account if the value of the account falls below $500 due to redemptions;

	* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

	* change the minimum investment amounts;

  	* delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

	* make a redemption-in-kind (a payment in portfolio securities instead of in cash);

	* refuse a purchase order for any reason;

	* refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion);
	  and

	* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.



					About Your Investment  23

ACCOUNT STATEMENTS
------------------
You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
Income dividends and capital gain distributions, if any, are normally declared and paid annually in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION
---------------
Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Fund.

short-term capital gain distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Releif Reconciliation act of 2003, dividends from the Fund that are attributable to corporate dividends received by the Fund generally are now taxable at long-term capital gains rates, provided certain requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be treated as long-term capital gains regardless of how long you have held shares of the Fund. The provisions apply whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

	* fail to provide a social security number or taxpayer identification number;

	* fail to certify that their social security number or taxpayer identification number is correct; or

	* fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income.

________________________________________________________________________


			APPENDIX A

Description of Index
--------------------

Russell 2000(r) Index
---------------------

Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000(r) Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion. As of December 31, 2002, the range of market capitalizations for the Russell 2000 Index was $5.5 million to $2.4 billion.

For More Information
--------------------

Additional information about the Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for the Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

	By Telephone:	 1-800-835-3879

	By Mail: 	 The Managers Funds
			 40 Richards Avenue
			 Norwalk, CT 06854

	On the Internet: Electronic copies are available on our
			 website at http://www.managersfunds.com


In the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. Information about the Fund including its current Statement of Additional Information and Annual and Semi-Annual Reports are on file with the Securities and Exchange Commission. The Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Fund are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Fund may also be reviewed and copied at the SEC's Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.


Investment Company Act Registration Number 811-3752